Exhibit 10.38

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Regasification Terminal Expansion	CHANGE ORDER NUMBER: SP2/BE-002 DATE OF CHANGE ORDER: March 9, 2007

COMPANY: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Replace Attachment F, Section A., 9. (e) Sum Insured, beginning with (v) with the following:

“ (v) insure property loss or damage from flood and windstorm with a sub-limit not less than $100,000,000 for the combined Phase 1 and Phase 2 Facility, and...”

Replace the second sentence of Attachment F, Section 1B, previously revised on Change Order SP2/BE-001, with the following:

“Bechtel shall procure the full limits under the builder’s risk policy under Section 1A.9, including the full limits specified under Section 1A.9 for property loss or damage from flood and windstorm, no later than ninety (90) days after Notice to Proceed.”

There is no increase in the Fixed Fee associated with the implementation of the following Change Order Requests.

Adjustment to Bechtel’s Fixed Fee

The original Fixed Fee was	$18,500,000
Change in Fixed Fee by previously authorized Change Orders	$0
The Fixed Fee prior to this Change Order was	$18,500,000
The Fixed Fee will change by this Change Order in the amount of	$0
The New Fixed Fee including this Change Order will be	$18,500,000

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Fixed Fee and shall be deemed to compensate Bechtel fully for such change.

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Bechtel Corporation the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change

Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Sabine Pass LNG, L.P.		Bechtel Corporation

Authorized Signature:	/s/ Ed Lehotsky	Authorized Signature:	/s/ J. Montalvo

Name:	Ed Lehotsky	Name:	Jose Montalvo

Title:	VP LNG Project Mgmt	Title:	Project Manager

Date of Signing:	3/9/07	Date of Signing:	14 Mar 07

CHANGE ORDER FORM

PROJECT NAME: Sabine Pass LNG Phase 2 Receiving, Storage and Regasification Terminal Expansion	CHANGE ORDER NUMBER: SP2/BE-003 DATE OF CHANGE ORDER: April 19, 2007

COMPANY: Sabine Pass LNG, L.P.

CONTRACTOR: Bechtel Corporation

DATE OF AGREEMENT: July 21, 2006

The Agreement between the Parties listed above is charged as follows: (attach additional documentation if necessary)

Section 4.10.1.3.10 of ARTICLE 4 is added as follows:

Notwithstanding §4.10.1.3.4 and §4.10.1.3.5 of the Agreement, if Company Contractor’s invoice or payment application is less than or equal to $100,000 and such invoice is for the purchase of materials, equipment or supplies for the Phase 2 Project procured under a properly approved purchase order, or such invoice, regardless of dollar amount, is for the shipment and receipt of bulk materials for the Phase 2 Project procured under a properly approved purchase order, Bechtel shall make payment directly from the Company Contractor Payment Account on or before the due date for such payment, without Company review or approval, provided that Company has deposited sufficient funds into the Company Contractor Payment Account and provided further that Bechtel reviews such invoices according to its standard review procedure.

There is no increase in the Fixed Fee associated with the implementation of the following Change Order Requests.

Adjustment to Bechtel’s Fixed Fee

The original Fixed Fee was	$18,500,000
Change in Fixed Fee by previously authorized Change Orders	$0
The Fixed Fee prior to this Change Order was	$18,500,000
The Fixed Fee will change by this Change Order in the amount of	$0
The New Fixed Fee including this Change Order will be	$18,500,000

This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change as described in this Change Order upon the Fixed Fee and shall be deemed to compensate Bechtel fully for such change.

Upon execution of this Change Order by Sabine Pass LNG, L.P. and Bechtel Corporation the above referenced change shall become a valid and binding part of the original agreement without exception or qualification unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and Condition of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

Sabine Pass LNG, L.P.		Bechtel Corporation

Authorized Signature:	/s/ Ed Lehotsky	Authorized Signature:	/s/ J. Montalvo

Name:	Ed Lehotsky	Name:	Jose Montalvo

Title:	VP LNG Proj Mgmt	Title:	Project Manager

Date of Signing:	April 19, 2007	Date of Signing:	20 Apr 07